American Beacon NIS Core Plus Bond Fund

Prospectus dated June 1, 2024

Supplement dated June 27, 2024
to the

Prospectus, as previously amended or supplemented

Prior to July 1, 2024, the American Beacon NIS Core Plus Bond Fund (the “Fund”) assessed a front-end sales load on purchases of A Class shares less than $1 million, and a contingent deferred sales charge (“CDSC”) of 0.50% on certain purchases of $1 million or more of A Class shares that are redeemed in whole or in part within 18 months of purchase. Beginning July 1, 2024, the Fund will no longer assess a front-end sales load on purchases of A Class shares of $500,000 or more, but will assess a CDSC of 1.00% on certain purchases of $500,000 or more of A Class shares that are redeemed in whole or in part within 18 months of purchase. Accordingly, effective July 1, 2024, the following changes are made to the Fund’s Prospectus, as applicable:

I.	On page 24 of the Prospectus, in the “About Your Investment – Choosing Your Share Class – A Class Sales Charge Reductions and Waivers – Waiver of Sales Charges” section, the first sentence is deleted in its entirety and replaced with the following:

There is no front-end sales charge if you invest $500,000 or more in A Class shares of the Fund.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

NIS-060127-PRO

American Beacon NIS Core Plus Bond Fund

Statement of Additional Information (“SAI”) dated June 1, 2024

Supplement dated June 27, 2024
to the

SAI, as previously amended or supplemented

Prior to July 1, 2024, the American NIS Core Plus Bond Fund (the “Fund”) assessed a front-end sales load on purchases of A Class shares less than $1 million, and a contingent deferred sales charge (“CDSC”) of 0.50% on certain purchases of $1 million or more of A Class shares that are redeemed in whole or in part within 18 months of purchase. Beginning July 1, 2024, the Fund will no longer assess a front-end sales load on purchases of A Class shares of $500,000 or more, but will assess a CDSC of 1.00% on certain purchases of $500,000 or more of A Class shares that are redeemed in whole or in part within 18 months of purchase. Accordingly, effective July 1, 2024, the following changes are made to the Fund’s SAI, as applicable:

I.	On page 39 of the SAI, in the “Additional Information Regarding Contingent Deferred Sales Charges” section, the first paragraph is deleted in its entirety and replaced with the following:

As discussed in the Prospectus, the redemption of C Class shares may be subject to a CDSC if you redeem your shares within 12 months of purchase. If you purchased $500,000 or more of A Class shares of the Fund (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

NIS-060127-SAI